SEMI-ANNUAL REPORT




State Farm Interim Fund, Inc.

ONE STATE FARM PLAZA  -  BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services:  (309) 766-2029
           (800) 447-0740













                                                 May 31, 1997








This report is not to be distributed unless preceded or accompanied by a prospectus.

                        STATE FARM INTERIM FUND, INC.

Dear Shareowner:


      Interest rates have risen since our last correspondence with you. At May 31, yields on the U.S. Treasury securities which dominate the investments of your Fund stood at levels about 65 basis points (a basis point is .01%) higher than those which existed last November. Consequently, the value of investments held by the Fund declined, and its net asset value fell 2.0% to $9.78 from $9.98 over the past six months. The total return, which considers the reinvestment of dividends and the change in net asset value, was 6.6% for the past twelve months and 1.6% for the past six months.

      The upward movement of interest rates since November occurred as the U.S. economy exhibited significant, and probably unsustainable, strength in the latter part of 1996 and early 1997. Concerned that the rapid pace of general economic growth might lead to higher inflation, the Federal Reserve increased the federal funds rate 25 basis points in late March. Members of the Federal Reserve Board have repeatedly stated that monetary policy will be tightened if evidence of inflationary pressure is on their radar screens. Its action in March was a move in that direction even though few definitive signs of rising inflation presently exist.

      Growth of the U.S. economy has recently slowed from the heady pace of the first quarter, but general economic conditions remain quite healthy. As this letter is being written market interest rates are falling, which suggests that investors are collectively thinking that the economy is slowing sufficiently to keep inflationary tendencies at bay. We caution that volatility in bond markets will likely persist as investors attempt to sort out whether general economic growth is slowing down to a comfortable, sustainable pace or just taking a pause before moving back to more rapid growth which will again spawn concerns about inflation and higher interest rates.

    We always encourage you to view your investment in the Fund as a genuinely long-term commitment and to accept market volatility as an inevitable consequence of owning a mutual fund. The relatively short maturity strucutre of the Interim Fund portfolio will tend to mitigate fluctuations in its net asset value. The high quality investments of the Fund provide a dependable flow of dividend income.

         As you know the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.




                                  Sincerely,






                                   /s/ Kurt G. Moser   /s/ John S. Concklin
                                   Kurt G. Moser       John S. Concklin
                                   Vice President      Vice President

                                   June 20, 1997

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                                 MAY 31, 1997
                                 (UNAUDITED)


PRINCIPAL
AMOUNT                                                                                    VALUE
                    LONG-TERM INVESTMENTS - U.S. TREASURY
                    OBLIGATIONS (93.7%)
  1,000,000         6.375%, due June 30, 1997                                       $      1,001,230
  2,000,000         8.500%, due July 15, 1997                                              2,008,140
  1,750,000         8.625%, due August 15, 1997                                            1,762,425
  1,000,000         5.500%, due September 30, 1997                                         1,000,520
  3,500,000         8.750%, due October 15, 1997                                           3,541,230
  3,000,000         7.875%, due January 15, 1998                                           3,038,790
  1,000,000         8.125%, due February 15, 1998                                          1,015,710
  4,000,000         7.875%, due April 15, 1998                                             4,069,000
    750,000         5.125%, due June 30, 1998                                                744,240
  3,000,000         8.250%, due July 15, 1998                                              3,075,420
  1,000,000         4.750%, due September 30, 1998                                           984,260
  4,000,000         7.125%, due October 15, 1998                                           4,057,280
  4,000,000         6.375%, due January 15, 1999                                           4,018,080
  1,000,000         5.875%, due March 31, 1999                                               995,350
  3,750,000         7.000%, due April 15, 1999                                             3,804,263
  4,000,000         6.375%, due July 15, 1999                                              4,013,960
  4,000,000         6.000%, due October 15, 1999                                           3,981,600
  2,000,000         6.375%, due January 15, 2000                                           2,005,040
  2,000,000         8.500%, due February 15, 2000                                          2,105,520
  1,000,000         6.875%, due March 31, 2000                                             1,013,410
  2,000,000         5.500%, due April 15, 2000                                             1,956,460
  1,000,000         6.750%, due April 30, 2000                                             1,010,220
  1,000,000         8.875%, due May 15, 2000                                               1,067,700
  4,000,000         8.750%, due August 15, 2000                                            4,268,480
  3,750,000         8.500%, due November 15, 2000                                          3,988,575
  4,000,000         7.750%, due February 15, 2001                                          4,170,320
  5,000,000         8.000%, due May 15, 2001                                               5,264,100
  4,000,000         7.875%, due August 15, 2001                                            4,201,560
  4,000,000         7.500%, due November 15, 2001                                          4,152,120
  4,000,000         14.250%, due February 15, 2002                                         5,238,040
  4,000,000         7.500%, due May 15, 2002                                               4,167,000
  5,000,000         6.375%, due August 15, 2002                                            4,970,400
  4,000,000         11.625%, due November 15, 2002                                         4,924,800
  1,000,000         6.250%, due February 15, 2003                                            986,250
  1,000,000         10.750%, due May 15, 2003                                              1,203,280
  1,000,000         11.125%, due August 15, 2003                                           1,228,060
  1,000,000         11.875%, due November 15, 2003                                         1,273,420
                                                                                    ----------------
                      Total long-term investments (cost: $105,720,195)                   102,306,253

               See accompanying notes to financial statements.

                                      4

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                                 MAY 31, 1997
                                 (UNAUDITED)



PRINCIPAL
AMOUNT                                                                                    VALUE
                    SHORT-TERM INVESTMENTS (6.4%):
 $1,750,000         U.S. Treasury bills, 5.02% to 5.14% effective yield,
                       due June to August, 1997                                     $      1,737,934
  4,700,000         General Motors Acceptance Corp., 5.48%, 6-3-1997                       4,702,147
    600,000         General Motors Acceptance Corp., 5.53%, 6-12-1997                        600,277
                                                                                    ----------------
                       Total short-term investments (cost: $7,038,898)                     7,040,358
                                                                                    ----------------

                TOTAL INVESTMENTS (100.1%) (cost: $112,759,093)                          109,346,611
                CASH AND OTHER ASSETS, LESS LIABILITIES (-.1%)                              (129,486)
                                                                                    ----------------

                NET ASSETS (100.0%)                                                 $    109,217,125
                                                                                    ================

Note: At May 31, 1997 net unrealized depreciation of $3,412,482 consisted of gross unrealized appreciation of $77,822 and gross unrealized depreciation of $3,490,304 based on cost of $112,759,093 for federal income tax purposes.










               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                                 MAY 31, 1997
                                 (UNAUDITED)

                                    ASSETS
Investments, at value (cost $112,759,093)                                                   $   109,346,611
Cash                                                                                                386,173
Receivable for:
   Interest                                                                 $  1,561,530
   Securities sold                                                               646,013
   Shares of the Fund sold                                                        55,037
   Sundry                                                                          3,544          2,266,124
                                                                            ------------
Prepaid expenses                                                                                     18,599
                                                                                            ---------------
   Total assets                                                                                 112,017,507

                          LIABILITIES AND NET ASSETS

Payable for:
   Dividends to shareowners                                                    1,252,540
   Shares of the Fund redeemed                                                 1,497,936
   Other accounts payable (including $46,819 to Manager)                          49,906
                                                                            ------------
   Total liabilities                                                                              2,800,382
                                                                                            ---------------
Net assets applicable to 11,172,191 shares outstanding of
   $1 par value common stock (40,000,000 shares
   authorized)                                                                              $   109,217,125
                                                                                            ===============
Net asset value, offering price and redemption price per
   share                                                                                    $          9.78
                                                                                            ===============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares over
   amounts paid on redemptions of shares on account of
   capital                                                                                  $   114,348,769
Accumulated net realized loss on sales of investments                                            (1,719,162)
Net unrealized depreciation of investments                                                       (3,412,482)
                                                                                            ---------------
Net assets applicable to shares outstanding                                                 $   109,217,125
                                                                                            ===============





              See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                           STATEMENT OF OPERATIONS


                                                                            SIX MONTHS        YEAR ENDED
                                                                               ENDED          NOVEMBER 30,
                                                                           MAY 31, 1997            1996
                                                                            (UNAUDITED)
INTEREST INCOME:                                                            $  3,952,642         7,436,515

EXPENSES:
   Investment advisory and management fees                                        91,583           177,555
   Audit fees                                                                      8,603            16,242
   Legal fees                                                                        274             1,106
   Fidelity bond expense                                                           1,443             3,103
   Directors' fees                                                                   600             1,500
   Reports to shareowners                                                          1,168             3,471
   Securities evaluation fees                                                      1,067             2,288
   Franchise taxes                                                                 4,679             7,235
   Custodian fees                                                                  4,936            21,035
   Other                                                                           3,719             6,205
                                                                            ------------        ----------
     Total expenses                                                              118,072           239,740
     Less: custodian fees paid indirectly                                             --            17,978
                                                                            ------------        ----------
     Net expenses                                                                118,072           221,762
                                                                            ------------        ----------
Net investment income                                                          3,834,570         7,214,753

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on sales
     of investments                                                             (324,874)         (363,957)
Change in net unrealized appreciation (depreciation)                          (1,903,281)       (1,331,541)
                                                                            ------------        ----------

Net realized and unrealized loss on
   investments                                                                (2,228,155)       (1,695,498)
                                                                            ------------        ----------

Net change in net assets
   resulting from operations                                                $  1,606,415         5,519,255
                                                                            ============        ==========








               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS




                                                       SIX MONTHS ENDED           YEAR ENDED NOVEMBER 30,
                                                          MAY 31, 1997             1996              1995
                                                          (UNAUDITED)
From operations:
   Net investment income                                $     3,834,570          7,214,753         6,804,915
   Net realized loss on sales
     of investments                                            (324,874)          (363,957)         (321,293)
   Change in net unrealized
     appreciation (depreciation)                             (1,903,281)        (1,331,451)        4,460,809
                                                        ---------------       ------------      ------------
   Net change in net assets resulting
     from operations                                          1,606,415          5,519,255        10,944,431

   Distributions to shareowners from
     net investment income (per share
        $.35 in 1997, $.70 in 1996
         and $.70 in 1995)                                   (3,834,570)        (7,214,753)       (6,804,915)


From Fund share transactions:
   Proceeds from shares sold                                 29,345,327         36,298,430        26,160,841
   Reinvestment of ordinary income dividends                  3,551,576          6,439,866         6,131,262
                                                        ---------------       ------------      ------------
                                                             32,896,903         42,738,296        32,292,103

   Less payments for shares redeemed                         29,095,935         38,097,084        25,990,885
                                                        ---------------       ------------      ------------

   Net increase in net assets from Fund
    share transactions                                        3,800,968          4,641,212         6,301,218
                                                        ---------------       ------------      ------------
Total increase in net assets                                  1,572,813          2,945,714        10,440,734

Net assets:
   Beginning of period                                      107,644,312        104,698,598        94,257,864
                                                        ---------------       ------------      ------------
   End of period                                        $   109,217,125        107,644,312       104,698,598
                                                        ===============       ============      ============











                See accompanying notes to financial statements

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    SECURITY VALUATION - Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

    SECURITY TRANSACTIONS AND INTEREST INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

    FUND SHARE VALUATION, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS - Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter. Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund's fiscal year.

    Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.

    FEDERAL INCOME TAXES - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

    The accumulated net realized loss on sales of investments at November 30, 1996 (the Fund's most recent fiscal year end), amounting to $1,394,288 is available to offset future taxable gains. If not applied, the carryover expires as follows: $55,654 in 1997, $40,572 in 1998, $92,150 in 1999, $22,669
in 2000, $162,716 in 2001, $335,277 in 2002,  $321,293 in 2003, and $363,957
in 2004.

    CUSTODIAN FEES - For the period ended May 31, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)

2.  TRANSACTIONS WITH AFFILIATES

    The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of the average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including the compensation of the Manager but excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

    Under the terms of this agreement, the Fund incurred fees of $91,583, for the six months ended May 31, 1997 and $177,555 for the year ended November 30, 1996. The Fund does not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

    Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the six months ended May 31, 1997 and the year ended November 30, 1996, except for directors' fees of $600 and $1,500, respectively, paid to the Fund's independent directors.

3.  INVESTMENT TRANSACTIONS

    Investment transactions (exclusive of short-term instruments) are as follows:


                                                                            SIX MONTHS         YEAR ENDED
                                                                               ENDED           NOVEMBER 30,
                                                                           MAY 31, 1997           1996
    Purchases                                                               $  9,355,000        19,122,109
    Proceeds from sales                                                        6,500,000        15,750,000
                                                                            ============      ============

4.  FUND SHARE TRANSACTIONS

    Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:


                                                         SIX MONTHS ENDED          YEAR ENDED NOVEMBER 30,
                                                           MAY 31, 1997            1996              1995
                                                            (UNAUDITED)
   Shares sold                                                2,998,573          3,641,452         2,617,200
   Shares issued in reinvestment of
     ordinary income dividends                                  353,860            644,965           617,354
                                                             ----------         ----------        ----------
                                                              3,352,433          4,286,417         3,234,554
   Less shares redeemed                                       2,964,475          3,815,161         2,615,871
                                                             ----------         ----------        ----------
   Net increase in shares
     outstanding                                                387,958            471,256           618,683
                                                             ==========         ==========        ==========

                        STATE FARM INTERIM FUND, INC.
                             FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout the period)


                                    Six months ended                          Year ended November 30,
                                      May 31, 1997       1996        1995       1994       1993      1992
                                       (Unaudited)
Net Asset Value,
    Beginning of Period                  $  9.98        10.15        9.72      10.52      10.46     10.50

Income from Investment
    Operations
    Net Investment Income                    .35          .70         .70        .71        .74       .78
         Net Gains or Losses
         on Securities (both realized
         and unrealized)                    (.20)        (.17)        .43       (.80)       .06      (.04)
                                         ----------------------------------------------------------------
    Total from Investment
         Operations                          .15          .53        1.13       (.09)       .80       .74

Less Distributions
    Net investment income                   (.35)        (.70)       (.70)      (.71)      (.74)     (.78)
    Net Asset Value, End of Period       $  9.78         9.98       10.15       9.72      10.52     10.46
                                         ================================================================

Total Return                                1.56%        5.44%      11.91%      (.85%)     7.82%     7.19%

Ratios/Supplemental Data
Net assets, end of period
    (millions)                           $ 109.2        107.6       104.7       94.3      103.7      85.9
Ratio of expenses to average
    net assets                               .22%(a)      .23%(b)     .25%(b)    .22%       .25%      .27%
Ratio of net investment income
    to average net assets                   7.12%(a)     7.03%       7.00%      7.00%      7.00%     7.30%
Portfolio turnover rate                        6%(a)       17%(a)      17%        15%        15%       15%
Number of shares outstanding
    at end of period
    (millions)                              11.2         10.8        10.3        9.7        9.9       8.2


Notes:  (a)  Determined on an annualized basis.
        (b) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

SEMI-ANNUAL
REPORT



May 31, 1997





STATE
FARM
INTERIM
FUND, INC.




ONE STATE FARM PLAZA
BLOOMINGTON, ILLINOIS 61710
TELEPHONE (309) 766-2029
          (800) 447-0740